Exhibit 10.2

EXECUTION VERSION

RETIREMENT AND TRANSITION AGREEMENT
This RETIREMENT AND TRANSITION AGREEMENT (this “Agreement”) is entered into by and between Century Aluminum Company, a Delaware corporation (the “Company”), and Michael A. Bless (“Executive”), dated May 17, 2021 (the “Effective Date”).
RECITALS:
WHEREAS, Executive currently serves as President and Chief Executive Officer (the “CEO”) and as a member of the Board of Directors (the “Board”) of the Company;
WHEREAS, Executive notified the Board of his desire to retire from the Company and the Board and Executive have formulated a CEO succession plan in order to provide for an orderly transition of leadership of the Company on the terms and conditions set forth herein;
NOW, THEREFORE, it is hereby agreed as follows:
1.Transition Roles and Schedule.
(a)    During the period beginning on the Effective Date and continuing through and including June 30, 2021 (the “CEO Termination Date”), Executive will continue to serve as President and CEO of the Company, on the same terms and conditions and with the same authority, duties and responsibilities, in each case, as in effect immediately prior to the Effective Date.
(b)     During the period (the “Transition Period”) beginning on July 1, 2021 and continuing through and including March 31, 2022 (the “Retirement Date”), Executive will be employed by the Company as a non-executive employee in the position of Special Advisor to the Company’s CEO and the Board, with the following duties: (i) mentoring the Company’s Chief Financial Officer, (ii) introducing the successor CEO to the Company’s shareholders, debt holders and certain other significant constituents, (iii) assisting the Board with the search for a Board member candidate, (iv) answering questions and providing information to the Company about matters relating to the business of the Company and its affiliates as to which Executive has knowledge, and (v) such other activities as may be assigned by the Board or requested by the CEO and are commensurate with Executive’s status as a retiring non-executive employee.

(c)    On the Retirement Date, Executive’s employment with the Company pursuant to Section 1(b) above will automatically terminate.

(d)    Executive will resign from the Board effective the CEO Termination Date.

(e)    Executive agrees that, except as provided in Sections 1(b) and (c), effective as of the CEO Termination Date, he will be deemed to have resigned from any and all positions he may then hold, as a director, officer or otherwise, with the Company or any of its direct or indirect subsidiaries, and Executive agrees to execute any and all further documents necessary or appropriate to further memorialize any or all of such resignations.

2.Transition Period. During the Transition Period:
(a)     The Company will make an office available to Executive at the Company’s headquarters; however, it is understood and agreed that Executive is not required to be present in the office on a regular day-to-day basis. Executive will be available to travel at the request of the Board or the CEO in fulfilling his duties, subject to reimbursement of his reasonable travel expenses (as approved by the CEO) under the same policies that apply to Executive in his current position as CEO.

(b)    Executive’s base salary will be three hundred thousand dollars ($300,000) per annum, payable in accordance with the Company’s regular payroll schedule and subject to standard payroll deductions and withholdings.
(c)    Except as otherwise provided in this Agreement, Executive will remain eligible for participation in the employee benefit plans of the Company as may be provided by the Company from time to time to other non-executive employees (the “Benefit Plans”) in accordance with the respective terms thereof, including, without limitation, the Company’s 401(k) plan and medical, dental, vision and life insurance plans.

(d)    Executive will no longer be eligible for new awards under the Annual Incentive Plan of Century Aluminum Company and its Subsidiaries (the “AIP”) or the Amended and Restated Century Aluminum Company Long Term Incentive Plan (the “LTIP”).

(e)    Executive’s outstanding AIP and LTIP awards will be treated in accordance with the terms and conditions thereof under the plans and award agreements governing such awards.

(f)    Executive will remain subject to and be required to comply with the applicable policies and procedures of the Company as in effect from time to time, including without limitation its Code of Ethics, and all existing legal and contractual obligations of Executive to the Company.
3.Stock Ownership; Insider Trading Policy.
(a)    During the Transition Period, Executive will remain subject to the Company’s Stock Ownership Guidelines, at a minimum stock ownership level of 18,000 shares of the Company’s common stock.

(b)    During the Transition Period and for a period of six months thereafter, Executive will remain subject to the Company’s insider trading policy, as in effect from time to time, and shall be required to comply with the black-out periods and other rules and restrictions thereunder applicable to insiders effecting transactions in the common stock of the Company, and securities denominated in, convertible into or exercisable for the common stock of the Company, in accordance with the rules applicable to insiders under the Company’s insider trading policy, as in effect from time to time.

4.Cooperation with Claims and Investigations. During the Transition Period and continuing thereafter Executive will cooperate in good faith with the Company’s representatives and designated counsel in connection with any action, suit, or proceeding in any jurisdiction, whether civil, criminal, administrative, or investigative, involving the Company or any of its affiliates and relating to matters that occurred during the period Executive was employed by the Company (such cooperation to include, but not be limited to, providing truthful testimony in any lawsuit, investigation or proceeding involving any federal, state, local or foreign governmental authority and, except where prohibited by law, notifying the Company of any subpoenas, notice or other directions to Executive to appear or produce documents in any such action, suit or proceeding). Except as may be required by any applicable law, rule or regulation, Executive agrees that he shall not voluntarily provide information to or otherwise cooperate with any individual or private entity that is contemplating or pursuing any claim against the Company, its affiliates, or any of their current or former officers, directors, employees, agents or representatives, in each case, which relates to matters occurring during the period Executive was employed by the Company. The Company will timely reimburse Executive for all reasonable and necessary travel expenses and other reasonable out-of-pocket expenses associated with Executive’s compliance with the obligations in this Section 4.
5.Employment Status; Termination.
(a)Executive’s employment from and after the date of this letter through the Retirement Date continues to be at-will, and nothing in this Agreement is intended to or does create a contract of employment for a specific period of time nor does it create any obligations on the part of the Company or vest any rights in Executive other than those specifically set forth herein. Without limiting the generality of the foregoing, Executive may resign his employment with the Company for any reason at any time and the Company may terminate Executive’s employment with or without Cause at any time, provided that the Company may terminate Executive’s employment during the Transition Period only for Cause. As used herein, “Cause” shall have the meaning given in the Company’s Amended and Restated Executive Severance Plan (the “Severance Plan”), and shall also include the material breach by Executive of any provision of this Agreement, the Restrictive Covenants Agreement or the First Release Agreement delivered under Section 8.
(b)In the event of termination of Executive’s employment on or prior to the CEO Termination Date, Executive will only be entitled to compensation and benefits under and in accordance with the Severance Plan.
(c)In the event of termination of Executive’s employment after the CEO Termination Date and prior to the Retirement Date, but subject to the proviso in the second sentence of Section 5(a) above, (i) Executive will be entitled to his salary hereunder through the termination date, and (ii) Executive’s outstanding AIP and LTIP awards will be treated in accordance with the terms and conditions thereof under the plans and award agreements governing such awards.
6.Effect of Agreement on Severance Programs. Effective as of the CEO Termination Date, Executive shall cease to be a participant in the Severance Plan and any and all other severance or change in control plans, agreements and policies maintained by the Company (collectively, “Severance Programs”). Notwithstanding the foregoing, Executive acknowledges and agrees that (i) the transition of his employment as contemplated under this Agreement reflects the CEO succession plan formulated by the Board and the CEO in connection with Executive’s decision to retire from the Company and that such transition, including the changes to his position, role and compensation and benefits following the CEO Termination Date have been mutually agreed to in order to facilitate his retirement, (ii) there are no circumstances as of the date of this Agreement that constitute, and nothing contemplated in this Agreement (including but not limited to the changes to his position, role and compensation and benefits following the CEO Termination Date) shall be deemed for any purpose to be or to create, an involuntary termination without Cause or a Good Reason (as such terms are defined in the Severance Plan) resignation right or a Termination Other than for Cause (as defined the AIP), including for purposes of the Severance Programs or the AIP, and Executive hereby expressly waives any right he may have (if any) to assert such a claim, and (iii) Executive is not eligible for, and will not receive, any severance or change in control benefits pursuant to any Severance Program, except as expressly set forth in this Agreement.
7.Certain Executive Acknowledgments. Executive acknowledges that (a) Executive has read and understands this Agreement, (b) is fully aware of its legal effect, (c) has not acted in reliance upon any representations or promises made by the Company other than those contained in writing herein, and (d) has entered into this Agreement freely based on Executive’s own judgment. Executive further acknowledges that he has had the opportunity to consult with legal counsel of his choice in connection with the drafting, negotiation and execution of this Agreement.
8.Waiver and Release of Claims; Related Agreements. Notwithstanding any other provision of this Agreement, this Agreement shall become void and of no further force or effect effective as of the Effective Date, unless Executive executes the Waiver and Release Agreement in the form attached hereto as Exhibit 1 (the “First Release Agreement”) on or after, but not more than five (5) days following, the CEO Termination Date, and does not revoke such First Release Agreement on or before the seventh (7th) day following his execution thereof as permitted in accordance with its terms. In further consideration of his employment hereunder, (i) Executive shall deliver to the Company, at the time of his execution and delivery of this Agreement, and be bound by, a Confidentiality and Restrictive Covenants Agreement substantially in the form attached hereto as Exhibit 2 (the “Restrictive Covenants Agreement”), and (ii) Executive shall deliver to the Company, on or after, but not more than five (5) days following the Retirement Date, and be bound by, the Waiver and Release Agreement in the form attached hereto as Exhibit 3 (the “Second Release Agreement” and together with the First Release Agreement, the “Release Agreements”).
9.Withholding. Executive acknowledges and agrees that the Company shall be entitled to withhold (or to cause the withholding of) the amount, if any, of all taxes of any applicable jurisdiction required to be withheld by an employer with respect to the amounts paid to Executive hereunder. The Company shall make all determinations as to whether it is obligated to withhold any taxes hereunder and the amount thereof.

10.Section 409A. The Parties intend for the payments and benefits under this Agreement to be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) or, if not so exempt, to be paid or provided in a manner which complies with the requirements of such section, and intend that this Agreement shall be construed and administered in accordance with such intention. If any payments or benefits due to Executive hereunder would cause the application of an accelerated or additional tax under Section 409A, the Company and Executive may agree to restructure such payments or benefits or take such other action to avoid such an accelerated or additional tax at such time and in such manner as permitted under Section 409A. For purposes of the limitations on nonqualified deferred compensation under Section 409A, each payment of compensation under this Agreement shall be treated as a separate payment of compensation. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Agreement during the six-month period immediately following Executive’s separation from service shall instead be paid on the first business day after the date that is six months following Executive’s termination date (or death, if earlier). The Company makes no representation that any or all of the payments and benefits described in this Agreement shall be exempt from or comply with Section 409A, makes no undertaking to preclude Section 409A from applying to any such payment or benefit. Executive shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
11.Entire Agreement. This Agreement, together with the Restrictive Covenants Agreement and the Release Agreements, constitute the entire agreement between the parties and supersede all prior agreements, if any, understandings and arrangements, oral or written, between the parties with respect to the subject matter hereof.
12.Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties thereto. No waiver of any of the provisions of this Agreement shall be binding unless executed in writing by the party granting the waiver, and no such waiver shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.
13.Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered by hand, when delivered, or (b) if sent by a recognized courier service, on the third business day after the date on which it is delivered to the courier service, or (c) if sent by electronic mail, when sent to the following address or such other address as the applicable party shall provide to the other by notice pursuant hereto:
If to the Company, to:
Century Aluminum Company
One South Wacker Drive
Suite 1000
Chicago, Illinois

Attention: General Counsel
Email: Jesse.Gary@centuryaluminum.com
If to Executive, to the address indicated below its signature to this Agreement.
14.Governing Law. This Agreement and the parties’ rights and obligations with respect hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.
15.Arbitration. The parties hereto agree that any and all disputes that may arise in connection with, arising out of or relating to this Agreement shall be submitted to final and binding arbitration in Chicago, Illinois according to the Employment Arbitration Rules and Mediation Procedures of the American Arbitration Association at the time in effect. If there is any conflict between such rules and procedures and this Section 15, the provisions of this Section 15 shall prevail. The arbitration shall be conducted before a panel of three arbitrators, one to be selected by each of the parties and the third to be selected by the other two. The arbitrators may grant any remedy or relief, including, but not limited to, specific performance of a contract or contractual right and equitable or injunctive relief; provided, however, that the arbitrators shall have no authority to order a modification or amendment of this Agreement. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. THE PARTIES HERETO ACKNOWLEDGE THAT THEY ARE HEREBY WAIVING ANY RIGHT TO A TRIAL BY JURY FOR ANY DISPUTES HEREUNDER.
16.Counterparts. This Agreement may be executed in one or more manual or pdf or other electronic counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.
17.Construction. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. The term including shall mean including without limitation.
18.Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties and, in the case of the Company, its successors and assigns, and in the case of Executive, his heirs, executors, administrators and legal representatives; provided that, neither this Agreement nor any right or interest hereunder shall be assignable or transferable by Executive or his heirs, executors, administrators or legal representatives, except by will or by the laws of descent and distribution.
19.Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.
COMPANY:
CENTURY ALUMINUM COMPANY

/s/ Andrew Michelmore
Name: Andrew Michelmore
Title: Chairman of the Board
EXECUTIVE:

/s/ Michael A. Bless
Name: Michael A. Bless

Notice Address:

______________________________
______________________________
Email:

[Signature page to Retirement and Transition Agreement]

EXECUTION VERSION
40234254v6
Exhibit 1
WAIVER AND RELEASE OF CLAIMS
This Waiver and Release Agreement (“Agreement”) is entered into between Michael A. Bless (“Employee”) and Century Aluminum Company, a Delaware corporation (“Employer”) (together, the “Parties”) as of the date executed below by Employee.
Recitals
A.     Employee and Employer entered into that certain Retirement and Transition Agreement dated as of May ___, 2021, in connection with Employee’s retirement as President and Chief Executive Officer (“CEO”) of Employer (the “Retirement Agreement”), which provides for Employer’s continued employment of Employee in a non-executive role for a specified period after Employee voluntarily stepped down from his position as CEO on June 30, 2021 (the “CEO Transition Date”).
B.    Employer entered into the Retirement Agreement in reliance upon Employee executing and delivering to Employer on or after, but not more than five (5) days following, the CEO Transition Date, and not revoking, this Agreement.
Agreement
NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions set forth herein, the Parties intending to be legally bound hereby agree as follows:
1.Employee understands that by signing this Agreement, Employee is agreeing to all of the provisions stated in this Agreement, and has read and understood each provision.
2.Employee understands that this Agreement is a release and waiver contract and that this document is legally binding.
3.This Agreement applies only to claims which accrue or have accrued on or prior to the CEO Transition Date.
4.Employee acknowledges and agrees that: (i) Employer entered into the Retirement Agreement in reliance upon Employee executing, delivering and not revoking this Agreement, and (ii) Employer’s due execution and delivery of the Retirement Agreement constitutes fair and adequate consideration for Employee entering into this Agreement and for the waiver, release of claims and other covenants and agreements provided by Employee hereunder.
5.Employee is hereby advised in writing by this Agreement to consult with an attorney before signing this Agreement.

6.Employee acknowledges that he has had 21 (twenty one) days to consider this Agreement before signing it; and the Parties acknowledge that (i) Employee shall have 7 (seven) days in which to revoke this Agreement after signing it; and (ii) this Agreement shall not be effective until the expiration of 7 (seven) days after signing by Employee and then only if it is not revoked by Employee in that period. In order to revoke this Agreement, Employee must deliver written notice to Jesse Gary, at Jesse.Gary@centuryaluminum.com on or before that 7th day which states “I hereby revoke my acceptance of the Waiver and Release of Claims.”
7.Based upon the above statements of understanding between the Parties, the Employee, on behalf of Employee, Employee's descendants, dependents, heirs, executors, administrators, assigns, and successors, fully, finally and forever releases and discharges Employer, its past and present parents, subsidiaries and affiliates, and their respective past and present predecessors, successors, assigns, representatives, officers, directors, stockholders, agents and employees (collectively, the “Releasees”), from any and all claims, rights, actions, causes of action, charges, complaints and demands of any kind, in law or equity, that Employee may have, whether now known or unknown, suspected or unsuspected, including, but not limited to, all releasable claims arising out of or in any way connected with Employee's employment with Employer through the CEO Transition Date. These claims and rights released include, but are not limited to, claims under the National Labor Relations Act, the Fair Labor Standards Act, Occupational Safety and Health Act of 1970, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, the Employee Retirement Income Security Act of 1974, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Equal Pay Act, the Sarbanes-Oxley Act of 2002, Sections 503 and 504 of the Vocational Rehabilitation Act of 1973, the Americans with Disabilities Act, as amended, the Family Medical Leave Act, the Older Workers Benefit Protection Act of 1990, the Illinois Human Rights Act, the Illinois Equal Pay Act, state, civil or statutory laws, including any and all human rights laws and laws against discrimination, any other federal, state or local fair employment statute, code or ordinance, common law, contract law, tort, including, but not limited to, fraudulent inducement to enter into this contract, and any and all claims for attorneys' fees. Employee represents that Employee knows of no claim that Employee has that has not been released by this paragraph.
8.To the fullest extent permitted by law, Employee expressly waives all rights under Section 1542 of the Civil Code of the State of California (and any like statutory provision or principle of common law of any other state), which reads as follows:
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
Notwithstanding the provisions of Section 1542 (and any like statutory provision or principle of common law of any other state), and for the purpose of implementing a full and complete release and discharge of each and all of the Releasees, Employee expressly acknowledges that this Agreement is intended to include and does include in its effect, without limitation, all claims which Employee does not know or suspect to exist in Employee's favor at the time Employee signed this Agreement and that this Agreement contemplates the extinguishment of all such claims.
9.The waiver and release provisions of this Agreement shall also apply to all state or federal common law claims, whether known or unknown, including but not limited to, claims for wages, benefits, equity awards, profit sharing, wrongful discharge, breach of contract, breach of any implied covenants, defamation, or any other claim which relates to or arises out of the employment relationship.
10.Both Parties acknowledge and agree that nothing contained in this Agreement limits Employee’s ability to file a charge or complaint with the Equal Employment Opportunity Commission (EEOC), the National Labor Relations Board (NLRB), the Occupational Safety and Health Administration (OSHA), the Securities and Exchange Commission (SEC), or any other federal, state or local governmental agency or commission (Government Agencies). Employee further understands and acknowledges that this Agreement does not limit (i) Employee’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company, or (ii) Employee’s right to receive an award for information provided to any Government Agencies. Employee further understands that this Agreement does not limit Employee’s right to testify in an administrative, legislative, or judicial proceeding concerning alleged criminal conduct or alleged sexual harassment by Employer or its agents or employees when required or requested by a court order, subpoena, or written request from an administrative agency or the legislature. To the fullest extent permitted by law, Employee shall not be entitled to recovery of individual monetary relief or other individual remedies in any claim or lawsuit brought against Employer by or through the EEOC or any other government agency, and by signing this Agreement, Employee waives the right to any such recovery.
11.Delaware law and federal law, where applicable, shall govern the enforcement and interpretation of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
12.The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. If any provision contained in this Agreement is found to be unenforceable by reason of the extent, duration or scope thereof, or otherwise, then the court or other judicial body making such determination shall have the right to reduce such extent, duration, scope or other provision so that in its reduced form any such restriction shall thereafter be enforceable to the maximum extent permitted by law.
13.This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral prior to the date hereof, except for the Retirement Agreement and the Restrictive Covenants Agreement contemplated thereby.

14.This Agreement shall in no way be construed as an admission by Employer or Employee that it or he has acted wrongfully with respect to the other or any other person or that either has any rights whatsoever against the other. Each Party specifically disclaims any liability to or wrongful acts against the other or any other person acting as agent for a Party in connection with Employee's employment and termination therefrom.
15.The Parties acknowledge and agree that nothing contained in this Agreement shall in any way diminish, alter or invalidate: (i) the Parties’ continuing rights and obligations under the Retirement Agreement (including under the Restrictive Covenants Agreement contemplated thereby) for the periods provided therein, including following the Retirement Date (as defined in the Retirement Agreement), (ii) any rights to indemnification that Employee has under any directors and officers or other insurance policy Employer maintains or under the bylaws and articles of incorporation of Employer, or under any indemnification agreement between Employer and Employee, if any, or (iii) any rights of Employee under Employer’s retirement plans and programs.
16.Employee has no claims for past due wages, bonuses, benefits or any other form of compensation arising out of or relating to his employment by Employer up to and including the CEO Transition Date. Employee has not filed or caused to be filed any lawsuit, complaint or charge with respect to any claim he releases in this Agreement. Other than as permitted by paragraph 10, Employee promises never to file or pursue a lawsuit, complaint or charge based on any claim released by this Agreement, or assign to or enable another to file or pursue on his behalf. Employee also has not assigned or transferred any claim he is releasing, nor has he purported to do so. Employee affirms and warrants that Employee has no workplace or work related injuries or, to his knowledge, occupational diseases. If Employee sues any Releasee in contravention of this Agreement, Employee agrees that he will pay all costs and expenses incurred by the Releasee in defending against the suit, including reasonable attorney's fees.
17.Employee consents to the exclusive jurisdiction and venue of courts located in Chicago, Illinois, and agrees to waive any argument of lack of personal jurisdiction or forum non-conveniens with respect to any claim or controversy brought before such courts that arises out of or relates to this Agreement, Employee's employment or his separation from employment with Employer.
18.This Agreement may be executed in any number of manual or pdf or other electronic counterparts, each of which taken together will constitute one and the same instrument.
EMPLOYEE AGREES THAT ANY IMMATERIAL MODIFICATIONS MADE TO THE FORM OF THIS AGREEMENT DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL CONSIDERATION PERIOD OF UP TO TWENTY-ONE (21) CALENDAR DAYS.
BY SIGNING BELOW, EMPLOYEE ACKNOWLEDGES HE IS FREELY AND KNOWINGLY AND AFTER DUE CONSIDERATION ENTERING INTO THIS AGREEMENT INTENDING TO WAIVE, SETTLE AND RELEASE ALL KNOWN AND

UNKNOWN CLAIMS EMPLOYEE HAS OR MIGHT HAVE AGAINST RELEASEES THROUGH THE CEO TRANSITION DATE. EMPLOYEE IS STRONGLY ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.

[Signature page follows]

Each of Employer and Employee knowingly and voluntarily sign this Agreement as of the date(s) set forth below:

EMPLOYEE:

______________________________
Name: Michael A. Bless
Date:
EMPLOYER:
CENTURY ALUMINUM COMPANY

By:____________________________
Name:
Title:
Date:

Exhibit 2
CONFIDENTIALITY AND RESTRICTIVE COVENANTS AGREEMENT
This Confidentiality and Restrictive Covenants Agreement (“Agreement”) is entered into as of May ____, 2022 between Michael A. Bless (“Employee”) and Century Aluminum Company, a Delaware corporation (“Employer”) (together, the “Parties”).
WHEREAS, Employee and Employer have negotiated that certain Retirement and Transition Agreement in connection with Employee’s decision to voluntarily step down as President and Chief Executive Officer (“CEO”) of Employer (the “Retirement Agreement”);
WHEREAS, the Retirement Agreement provides for Employer’s continued employment of Employee in a non-executive role for a specified period (the “Transition Period”) after Employee leaves his position as CEO; and
WHEREAS, simultaneous with his execution of the Retirement Agreement, Employee is entering into this Agreement which sets forth certain confidentiality obligations, restrictive covenants and other covenants and agreements that Employee will be required to abide by and comply with throughout the Transition Period and for a specified period of time following its expiration or earlier termination.
NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties intending to be legally bound hereby agree as follows:
1.Protection of Employer Property. Employee acknowledges that his services, in exchange for which certain promises have been made under the Retirement Agreement, are of a special, unique, unusual, extraordinary and intellectual character. In recognition of the foregoing, Employee covenants and agrees as follows:
(a)No Disclosure or Use of Confidential Information. Employee will not, at any time, communicate or divulge to or use for the benefit of himself or any other person, firm, association or corporation (other than Employer and its subsidiaries), without the prior written consent of Employer, any Confidential Information (as defined below) that may be communicated to, acquired by or learned of by Employee in the course of, or as a result of, his employment with Employer or any of its subsidiaries or affiliates. All Confidential Information which Employee shall use or prepare or come into contact with shall become and remain the sole property of Employer or its subsidiaries, affiliates, or strategic partners, as applicable. Employee may disclose Confidential Information only to the extent it (i) becomes part of the public domain other than as a result of Employee’s breach hereof or (ii) is required to be disclosed by applicable law or by order of any court of competent jurisdiction. If Employee is required by applicable law or regulation or by legal process to disclose any Confidential Information, Employee will provide Employer or any of its subsidiaries, affiliates or strategic partners with prompt notice thereof so as to enable Employer to seek an appropriate protective order. For purpose of this Agreement, “Confidential Information” means information not generally known about Employer and its subsidiaries, affiliates, strategic partners, services and products, whether written or not, including information relating to research, development, purchasing, marketing plans, computer software or programs, any copyrightable material, trade secrets and proprietary information, including, but not limited to, information about their past, present and future financial condition, pricing strategy, prices, suppliers, cost information, business and marketing plans, the markets for their products, key personnel, past, present or future actual or threatened litigation, current and prospective customer lists, operational methods, acquisition plans, prospects, plans for future development and other business affairs and information about Employer and its subsidiaries, affiliates and strategic partners not readily available to the public.
(b)Non-Disparagement. Employee will not, at any time, take any action or make any public statement, including, without limitation, statements to individuals, subsequent employers, vendors, clients, customers, suppliers or licensors or the news media, that would disparage, defame or place in a negative light, Employer, any of its subsidiaries or affiliates, or any of their respective officers, directors, employees, successors, business services or products; provided that nothing herein shall restrict Employee from making statements in good faith that are required by applicable law, applicable regulatory process or by order of any court of competent jurisdiction.
(c)Return of Employer Property, Records and Files. Upon the expiration or earlier termination of the Transition Period or at any other time and for any reason requested by Employer from time to time, Employee shall promptly deliver to Employer all of the property and equipment of Employer, its subsidiaries and affiliates (including any cell phones, credit cards, personal computers, etc.) and any and all documents, records and files, including any notes, memoranda, customer lists, reports or any and all other documents, including any copies thereof, whether in hard copy form or electronic form, which relate to Employer, its subsidiaries or affiliates, and/or their respective past and present officers, directors, employees, consultants, successors or assigns (collectively, the “Employer Property, Records and Files”); it being expressly understood that, upon termination of Employee’s employment at any time and for any reason, Employee shall not be authorized to retain any of Employer Property, Records and Files, any copies thereof or excerpts therefrom.
2.Noncompetition and Other Matters.
(a)Noncompetition. During the Transition Period and until the expiration of the Restricted Period (as defined below), Employee shall not, directly or indirectly, in any city, town, county, parish or other municipality in any state of the United States (the names of each such city, town, parish, or other municipality being expressly incorporated by reference herein), or any other place in the world, where Employer, or its subsidiaries, successors, or assigns, engages in the management and operation of their respective businesses or the ownership of their respective property (i) engage in any primary aluminum business in substantial competition with the business of Employer or its subsidiaries (each, a “Competing Business”) for Employee’s own account; (ii) enter the employ of, or render any consulting or contracting services to, any entity whose primary business is a Competing Business; or (iii) become interested in or otherwise associated or connected with in any capacity any entity whose primary business is a Competing Business, including, without limitation, as a partner, shareholder, officer, director, principal, agent, trustee, employee, contractor or consultant of, or in a management position with, any Competing Business or with any entity providing consulting services to a Competing Business; provided, however, that Employee may own, directly or indirectly, solely as a passive investment, securities of any entity traded on any national securities exchange if Employee is not a controlling person of, or a member of a group which controls such entity and does not, directly or indirectly, own one percent (1%) or more of any class of securities of such entity. For purposes of this Agreement, “Restricted Period” means a period of eighteen (18) months following the expiration or early termination of the Transition Period.
(b)Noninterference; No Hire. During the Transition Period and until the expiration of the Restricted Period, Employee shall not: (i) directly or indirectly, solicit, induce, or attempt to solicit or induce any officer, director, employee, agent or consultant of Employer or any of its subsidiaries, affiliates, successors or assigns to terminate his, her or its employment or other relationship with Employer or its subsidiaries, affiliates, successors or assigns for the purpose of associating with any competitor of Employer or its subsidiaries, affiliates, successors or assigns, or otherwise encourage any such person or entity to leave or sever his, her or its employment or other relationship with Employer or its subsidiaries, affiliates, successors or assigns for any other reason, or (ii) hire, either directly or through any employee, agent or representative, any employee of Employer or any of its subsidiaries or affiliates.
(c)No Solicitation. During the Transition Period and until the expiration of the Restricted Period, Employee shall not, directly or indirectly, solicit, induce, or attempt to solicit or induce any customers, clients, vendors, suppliers or consultants then under contract to Employer or its subsidiaries, affiliates, successors or assigns, to terminate, limit or otherwise modify his, her or its relationship with Employer or its subsidiaries, affiliates, successors or assigns, for the purpose of associating with any competitor of Employer or its subsidiaries, affiliates, successors or assigns, or otherwise encourage such customers, clients, vendors, suppliers or consultants then under contract to terminate his, her or its relationship with Employer or its subsidiaries, affiliates, successors or assigns for any reason.
3.Rights and Remedies upon Breach.
(a)Specific Performance and Accounting. If Employee breaches, or threatens to commit a breach of, any of the provisions of Sections 1 or 2 above (the “Restrictive Covenants”), Employer and its subsidiaries, affiliates, successors or assigns shall have the following rights and remedies, each of which shall be independent of the others and severally enforceable, and each of which shall be in addition to, and not in lieu of, any other rights or remedies available to Employer or its subsidiaries, affiliates, successors or assigns at law or in equity:
(i)    the right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction by injunctive decree or otherwise, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to Employer or its subsidiaries, affiliates, successors or assigns and that money damages would not provide an adequate remedy to Employer or its subsidiaries, affiliates, successors or assigns; and

(ii)    the right and remedy to require Employee to account for and pay over to Employer or its subsidiaries, affiliates, successors or assigns, as the case may be, all compensation, profits, monies, accruals, increments or other benefits derived or received by Employee as a result of any transaction or activity constituting a breach of any of the Restrictive Covenants.
(b)Severability of Covenants. Employee acknowledges and agrees that the Restrictive Covenants are reasonable and valid in geographic and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full force and effect without regard to the invalid portions.
(c)Modification by the Court. If any court determines that any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or scope of such provision, such court shall have the power (and is hereby instructed by the parties) to modify or reduce the duration or scope of such provision, as the case may be (it being the intent of the parties that any such modification or reduction be limited to the minimum extent necessary to render such provision enforceable), and, in its modified or reduced form, such provision shall then be enforceable.
(d)Enforceability in Jurisdictions. Employee intends to and hereby confers jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographic scope of such covenants. If the courts of any one or more of such jurisdictions hold the Restrictive Covenants unenforceable by reason of the breadth of such scope or otherwise, it is the intention of Employee that such determination not bar or in any way affect the right of Employer or its subsidiaries, affiliates, successors or assigns to the relief provided herein in the courts of any other jurisdiction within the geographic scope of such covenants, as to breaches of such covenants in such other respective jurisdictions, such covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.
(e)Extension of Restriction in the Event of Breach. In the event that Employee breaches any of the Restrictive Covenants, the length of time of the Restricted Period shall be extended for a period of time equal to the period of time during which Employee is in breach of such Restrictive Covenant.
4.Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered by hand, when delivered, or (b) if sent by a recognized courier service, on the third business day after the date on which it is delivered to the courier service, or (c) if sent by electronic mail, when sent to the following address or such other address as the applicable party shall provide to the other by notice pursuant hereto:

If to Employer, to:
Century Aluminum Company
One South Wacker Drive, Suite 1000
Chicago, Illinois
Attention: General Counsel
Email: Jesse.Gary@centuryaluminum.com
If to Executive, to the address indicated below his signature to this Agreement.
5.Governing Law. This Agreement and the parties’ rights and obligations with respect hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.
6.Arbitration.
(a)    The parties hereto agree that any and all disputes that may arise in connection with, arising out of or relating to this Agreement shall be submitted to final and binding arbitration in Chicago, Illinois according to the Employment Arbitration Rules and Mediation Procedures of the American Arbitration Association at the time in effect. If there is any conflict between such rules and procedures and this Section 6, the provisions of this Section 6 shall prevail. The arbitration shall be conducted before a panel of three arbitrators, one to be selected by each of the parties and the third to be selected by the other two. The arbitrators may grant any remedy or relief, including, but not limited to, specific performance of a contract or contractual right and equitable or injunctive relief; provided, however, that the arbitrators shall have no authority to order a modification or amendment of this Agreement. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. THE PARTIES HERETO ACKNOWLEDGE THAT THEY ARE HEREBY WAIVING ANY RIGHT TO A TRIAL BY JURY FOR ANY DISPUTES HEREUNDER.

(b)    Notwithstanding the foregoing, nothing in this Section 6 shall prevent Employer, its subsidiaries, affiliates, successors or assigns from exercising their right to bring an action in any court of competent jurisdiction for specific performance, injunctive or other equitable relief to compel Employee to comply with its obligations under Sections 1 and 2 of this Agreement.
7.Counterparts. This Agreement may be executed in one or more manual or pdf or other electronic counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.
8.Construction. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. The term including shall mean including without limitation.
9.Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties and, in the case of Employer, its successors and assigns, and in the case of Employee, his heirs, executors, administrators and legal representatives; provided that, neither this Agreement nor any right or interest hereunder shall be assignable or transferable by Employee or his heirs, executors, administrators or legal representatives, except by will or by the laws of descent and distribution.
10.Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.
EMPLOYER:
CENTURY ALUMINUM COMPANY

______________________________
Name:
Title:
EMPLOYEE:

______________________________
Name: Michael A. Bless
Notice Address:
______________________________
______________________________
______________________________
Email: ________________________

Exhibit 3
WAIVER AND RELEASE OF CLAIMS
This Waiver and Release Agreement (“Agreement”) is entered into between Michael A. Bless (“Employee”) and Century Aluminum Company, a Delaware corporation (“Employer”) (together, the “Parties”) as of the date executed below by Employee.
Recitals
A.     Employee and Employer entered into that certain Retirement and Transition Agreement dated as of May __, 2021, in connection with Employee’s retirement as President and Chief Executive Officer (“CEO”) of Employer (the “Retirement Agreement”), which provided for Employer’s continued employment of Employee in a non-executive role for a specified period after Employee voluntarily stepped down from his position as CEO on June 30, 2021.
B.    Employer entered into the Retirement Agreement in reliance upon Employee executing and delivering to Employer on or after, but not more than five (5) days following, March 31, 2022 (the “Retirement Date”), and not revoking, this Agreement.
Agreement
NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions set forth herein, the Parties intending to be legally bound hereby agree as follows:
1.Employee understands that by signing this Agreement, Employee is agreeing to all of the provisions stated in this Agreement, and has read and understood each provision.
2.Employee understands that this Agreement is a release and waiver contract and that this document is legally binding.
3.This Agreement applies only to claims which accrue or have accrued on or prior to the Retirement Date.
4.Employee acknowledges and agrees that: (i) Employer entered into the Retirement Agreement in reliance upon Employee executing, delivering and not revoking this Agreement, and (ii) Employer’s due execution and delivery of the Retirement Agreement constitutes fair and adequate consideration for Employee entering into this Agreement and for the waiver, release of claims and other covenants and agreements provided by Employee hereunder.
5.Employee is hereby advised in writing by this Agreement to consult with an attorney before signing this Agreement.
6.Employee acknowledges that he has had 21 (twenty one) days to consider this Agreement before signing it; and the Parties acknowledge that (i) Employee shall have 7 (seven)

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days in which to revoke this Agreement after signing it; and (ii) this Agreement shall not be effective until the expiration of 7 (seven) days after signing by Employee and then only if it is not revoked by Employee in that period. In order to revoke this Agreement, Employee must deliver written notice to [        ], at [        ] on or before that 7th day which states “I hereby revoke my acceptance of the Waiver and Release of Claims.”
7.Based upon the above statements of understanding between the Parties, the Employee, on behalf of Employee, Employee's descendants, dependents, heirs, executors, administrators, assigns, and successors, fully, finally and forever releases and discharges Employer, its past and present parents, subsidiaries and affiliates, and their respective past and present predecessors, successors, assigns, representatives, officers, directors, stockholders, agents and employees (collectively, the “Releasees”), from any and all claims, rights, actions, causes of action, charges, complaints and demands of any kind, in law or equity, that Employee may have, whether now known or unknown, suspected or unsuspected, including, but not limited to, all releasable claims arising out of or in any way connected with Employee's employment with Employer through the Retirement Date. These claims and rights released include, but are not limited to, claims under the National Labor Relations Act, the Fair Labor Standards Act, Occupational Safety and Health Act of 1970, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, the Employee Retirement Income Security Act of 1974, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Equal Pay Act, the Sarbanes-Oxley Act of 2002, Sections 503 and 504 of the Vocational Rehabilitation Act of 1973, the Americans with Disabilities Act, as amended, the Family Medical Leave Act, the Older Workers Benefit Protection Act of 1990, the Illinois Human Rights Act, the Illinois Equal Pay Act, state, civil or statutory laws, including any and all human rights laws and laws against discrimination, any other federal, state or local fair employment statute, code or ordinance, common law, contract law, tort, including, but not limited to, fraudulent inducement to enter into this contract, and any and all claims for attorneys' fees. Employee represents that Employee knows of no claim that Employee has that has not been released by this paragraph.
8.To the fullest extent permitted by law, Employee expressly waives all rights under Section 1542 of the Civil Code of the State of California (and any like statutory provision or principle of common law of any other state), which reads as follows:
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
Notwithstanding the provisions of Section 1542 (and any like statutory provision or principle of common law of any other state), and for the purpose of implementing a full and complete release and discharge of each and all of the Releasees, Employee expressly acknowledges that this Agreement is intended to include and does include in its effect, without limitation, all claims which Employee does not know or suspect to exist in Employee's favor at the time Employee signed this Agreement and that this Agreement contemplates the extinguishment of all such claims.

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9.The waiver and release provisions of this Agreement shall also apply to all state or federal common law claims, whether known or unknown, including but not limited to, claims for wages, benefits, equity awards, profit sharing, wrongful discharge, breach of contract, breach of any implied covenants, defamation, or any other claim which relates to or arises out of the employment relationship.
10.Both Parties acknowledge and agree that nothing contained in this Agreement limits Employee’s ability to file a charge or complaint with the Equal Employment Opportunity Commission (EEOC), the National Labor Relations Board (NLRB), the Occupational Safety and Health Administration (OSHA), the Securities and Exchange Commission (SEC), or any other federal, state or local governmental agency or commission (Government Agencies). Employee further understands and acknowledges that this Agreement does not limit (i) Employee’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company, or (ii) Employee’s right to receive an award for information provided to any Government Agencies. Employee further understands that this Agreement does not limit Employee’s right to testify in an administrative, legislative, or judicial proceeding concerning alleged criminal conduct or alleged sexual harassment by Employer or its agents or employees when required or requested by a court order, subpoena, or written request from an administrative agency or the legislature. To the fullest extent permitted by law, Employee shall not be entitled to recovery of individual monetary relief or other individual remedies in any claim or lawsuit brought against Employer by or through the EEOC or any other government agency, and by signing this Agreement, Employee waives the right to any such recovery.
11.Delaware law and federal law, where applicable, shall govern the enforcement and interpretation of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
12.The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. If any provision contained in this Agreement is found to be unenforceable by reason of the extent, duration or scope thereof, or otherwise, then the court or other judicial body making such determination shall have the right to reduce such extent, duration, scope or other provision so that in its reduced form any such restriction shall thereafter be enforceable to the maximum extent permitted by law.
13.This Agreement contains the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral prior to the date hereof, except for the Retirement Agreement and the Restrictive Covenants Agreement contemplated thereby.
14.This Agreement shall in no way be construed as an admission by Employer or Employee that it or he has acted wrongfully with respect to the other or any other person or that

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either has any rights whatsoever against the other. Each Party specifically disclaims any liability to or wrongful acts against the other or any other person acting as agent for a Party in connection with Employee's employment and termination therefrom.
15.The Parties acknowledge and agree that nothing contained in this Agreement shall in any way diminish, alter or invalidate: (i) the Parties’ continuing rights and obligations under the Retirement Agreement (including under the Restrictive Covenants Agreement contemplated thereby) for the periods provided therein, including following the Retirement Date, (ii) any rights to indemnification that Employee has under any directors and officers or other insurance policy Employer maintains or under the bylaws and articles of incorporation of Employer, or under any indemnification agreement between Employer and Employee, if any, or (iii) any rights of Employee under Employer’s retirement plans and programs.
16.Employee has no claims for past due wages, bonuses, benefits or any other form of compensation arising out of or relating to his employment by Employer up to and including the Retirement Date. Employee has not filed or caused to be filed any lawsuit, complaint or charge with respect to any claim he releases in this Agreement. Other than as permitted by paragraph 10, Employee promises never to file or pursue a lawsuit, complaint or charge based on any claim released by this Agreement, or assign to or enable another to file or pursue on his behalf. Employee also has not assigned or transferred any claim he is releasing, nor has he purported to do so. Employee affirms and warrants that Employee has no workplace or work related injuries or, to his knowledge, occupational diseases. If Employee sues any Releasee in contravention of this Agreement, Employee agrees that he will pay all costs and expenses incurred by the Releasee in defending against the suit, including reasonable attorney's fees.
17.Employee consents to the exclusive jurisdiction and venue of courts located in Chicago, Illinois, and agrees to waive any argument of lack of personal jurisdiction or forum non-conveniens with respect to any claim or controversy brought before such courts that arises out of or relates to this Agreement, Employee's employment or his separation from employment with Employer.
18.This Agreement may be executed in any number of manual or pdf or other electronic counterparts, each of which taken together will constitute one and the same instrument.
EMPLOYEE AGREES THAT ANY IMMATERIAL MODIFICATIONS MADE TO THE FORM OF THIS AGREEMENT DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL CONSIDERATION PERIOD OF UP TO TWENTY-ONE (21) CALENDAR DAYS.
BY SIGNING BELOW, EMPLOYEE ACKNOWLEDGES HE IS FREELY AND KNOWINGLY AND AFTER DUE CONSIDERATION ENTERING INTO THIS AGREEMENT INTENDING TO WAIVE, SETTLE AND RELEASE ALL KNOWN AND UNKNOWN CLAIMS EMPLOYEE HAS OR MIGHT HAVE AGAINST RELEASEES THROUGH THE RETIREMENT DATE. EMPLOYEE IS STRONGLY ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING THIS DOCUMENT.

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[Signature page follows]

Each of Employer and Employee knowingly and voluntarily sign this Agreement as of the date(s) set forth below:

EMPLOYEE:

______________________________
Name: Michael A. Bless
Date:
EMPLOYER:
CENTURY ALUMINUM COMPANY

By:____________________________
Name:
Title:
Date: